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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                      1997 LONG-TERM INCENTIVE AWARD PLAN

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Melanie S. Cibik and Steven L. Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a post-effective amendment to Registration Statement on Form S-8 (No. 33-54960) and/or a new Registration Statement on Form S-8 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of the PNC Bank Corp. 1997 Long-Term Incentive Award Plan, which renames, amends and restates the PNC Bank Corp. 1992 Long-Term Incentive Award Plan, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments to any said Registration Statements.

And such persons hereby ratify and confirm all that said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this April 22, 1997.


NAME/SIGNATURE                                CAPACITY
--------------                                --------


/s/ THOMAS H. O'BRIEN
------------------------------                Chairman, Chief Executive Officer
Thomas H. O'Brien                             and Director


------------------------------                Director
Robert N. Clay


/s/ GEORGE A. DAVIDSON, JR.
------------------------------                Director
George A. Davidson, Jr.


/s/ DAVID F. GIRARD-DICARLO
------------------------------                Director
David F. Girard-diCarlo


/s/ DIANNA L. GREEN
------------------------------                Director
Dianna L. Green


                             Power of Attorney - 1
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/s/ C. G. GREFENSTETTE
------------------------------                Director
C. G. Grefenstette


/s/ ARTHUR J. KANIA
------------------------------                Director
Arthur J. Kania


/s/ BRUCE LINDSAY
------------------------------                Director
Bruce Lindsay


/s/ THOMAS MARSHALL
------------------------------                Director
Thomas Marshall


/s/ W. CRAIG MCCLELLAND
------------------------------                Director
W. Craig McClelland


/s/ DONALD I. MORITZ
------------------------------                Director
Donald I. Moritz


------------------------------                Director
Jackson H. Randolph


/s/ JAMES E. ROHR
------------------------------                President and Director
James E. Rohr


/s/ RODERIC H. ROSS
------------------------------                Director
Roderic H. Ross


------------------------------                Director
Vincent A. Sarni


/s/ GARRY J. SCHEURING
------------------------------                Director
Garry J. Scheuring


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/s/ RICHARD P. SIMMONS
------------------------------                    Director
Richard P. Simmons


/s/ THOMAS J. USHER
------------------------------                    Director
Thomas J. Usher


/s/ MILTON A. WASHINGTON
------------------------------                    Director
Milton A. Washington


/s/ HELGE H. WEHMEIER
------------------------------                    Director
Helge H. Wehmeier


                             Power of Attorney - 3